Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2015	Dec. 31, 2014
Orbitz
Entity Information [Line Items]
Commitments and Contingencies
Commitments and Contingencies

Our contractual obligations as of June 30, 2015 did not materially change from the amounts set forth in our 2014 Annual Report on Form 10-K.

Company Litigation

We are involved in various claims, legal proceedings and governmental inquiries related to contract disputes, business practices, intellectual property and other shareholder, commercial, employment and tax matters. We believe that we have meritorious defenses, and we are vigorously defending against these claims, proceedings and inquiries. As of June 30, 2015 and December 31, 2014, we had accruals of $2.7 million and $4.3 million related to various legal proceedings, respectively. Litigation is inherently unpredictable and, although we believe we have valid defenses in these matters, unfavorable resolutions could occur. Below, we have provided relevant information on these matters.

We are party to various cases brought by municipalities and other state and local governmental entities in the U.S.
involving hotel occupancy or related taxes and our merchant hotel business model for hotel and car rental reservations. Most of the cases were brought simultaneously against other OTCs, including Expedia, Travelocity and Priceline. Certain of these cases are class actions, some of which have been confirmed on a state-wide basis and some which are purported. The cases allege, among other things, that we violated the jurisdictions’ hotel occupancy tax ordinances, as well as related sales and use taxes.
While not identical in their allegations, the cases generally assert similar claims, including violations of local or state occupancy tax ordinances, failure to pay sales or use tax, and in some cases, violations of consumer protection ordinances, conversion, unjust enrichment, imposition of a constructive trust, demand for a legal or equitable accounting, injunctive relief, declaratory judgment, and civil conspiracy. The plaintiffs seek relief in a variety of forms, including: declaratory judgment, full accounting of monies owed, imposition of a constructive trust, compensatory and punitive damages, disgorgement, restitution, interest, penalties and costs, attorneys’ fees, and where a class action has been claimed, an order certifying the action as a class action.
An adverse ruling in one or more of these cases could require us to pay tax retroactively and prospectively and possibly pay interest, penalties and fines. The proliferation of additional cases could result in substantial additional defense costs.

We have also been contacted by several municipalities or other taxing bodies concerning our possible obligations with respect to state or local hotel occupancy or related taxes. Some of these municipalities have issued notices of audit but have not issued assessments; others have issued assessments that are not administratively final; and some have issued assessments that are administratively final and are currently subject to judicial review. In addition to these matters, certain taxing authorities have filed suit against the OTCs without issuing audit notices or assessments.

•
Certain taxing authorities have not issued assessments, but have requested information to conduct an audit and/or have requested that the Company register to pay local hotel occupancy taxes. This group of taxing authorities includes 43 cities in California; the following cities in Colorado: Broomfield, Colorado Springs, Durango, Frisco, Glendale, Glenwood Springs, Golden, Grand Junction, Greeley, Greenwood Village, Lafayette, Lakewood, Littleton, Loveland, Silverthorne and Steamboat Springs; Arlington, Texas; Brunswick and Stanly, North Carolina; the following counties in Utah: Davis, Summit, Salt Lake and Weber; the Arizona Department of Revenue; the Ohio Department of Taxation; Paradise Valley, Arizona; various Alabama Municipalities; the Louisiana Department of Revenue; and the Vermont Department of Taxation.

•
The following taxing authorities have issued assessments which are not final and are subject to further review by such taxing authorities: the Colorado Department of Revenue; the City of Aurora, Colorado; the Maryland Comptroller; the Texas Comptroller; the City of Portland, Oregon, and Multnomah County, Oregon; and Lake County, Indiana. These assessments range from $0.02 million to approximately $5.8 million, and total approximately $10.5 million.

•
Assessments or declaratory rulings that are administratively final and subject to judicial review have been issued by the cities of San Francisco, Los Angeles, and San Diego, California; the city of Denver, Colorado; the counties of Miami-Dade, Broward and Osceola, Florida; the Indiana Department of Revenue; and the Hawaii Department of Taxation for merchant car reservations for the years 2002-2012, and merchant hotel reservations for the years 2012 and 2013. These assessments and declaratory rulings range from $0.2 million to approximately $16.9 million, and total approximately $47.5 million. Trial courts rejected the assessments in San Francisco and San Diego, California and Broward County, Florida. The Colorado Court of Appeals reversed the assessments against the OTCs in the City of Denver case. The final assessments by the county of Osceola, Florida, the county of Miami-Dade, Florida, the Indiana Department of Revenue, and Hawaii Department of Taxation for merchant car reservations for the years 2002-2012 and merchant hotel reservations for 2012-2013 have not yet been judicially reviewed.

On March 17, 2015, the Hawaii Supreme Court issued a ruling that addressed final assessments that had been issued by the Hawaii Department of Taxation for merchant hotel reservation for the years 2002 through 2011 that collectively amounted to $58.8 million against Orbitz for General Excise Tax (“GET”) and Transient Accommodations Taxes (“TAT”).
In 2013, the Hawaii Tax Court of Appeals (the “Tax Court”) held the OTCs liable for GET on the gross amounts of merchant hotel reservations that they facilitated during this time period, and required Orbitz to pay approximately $26.0 million into a contested litigation fund, pending the outcome of the appeal to the Hawaii Supreme Court. In its March 17, 2015 ruling, the Hawaii Supreme Court affirmed in part and vacated in part the rulings of the Tax Court. The Hawaii Supreme Court affirmed the Tax Court’s ruling that the OTCs are not subject to Hawaii TAT. The Hawaii Supreme Court also affirmed the Tax Court’s ruling that the OTCs are liable for GET, and that the OTCs are subject to penalties and interest on those amounts. However, the Hawaii Supreme Court vacated the Tax Court’s ruling that OTCs are liable for GET on the gross amounts of the merchant model hotel reservations they facilitate, and instead ruled the OTCs are liable only on their markup and service fees. The Hawaii Supreme Court remanded this case to the Tax Court to calculate damages consistent with the Hawaii Supreme Court’s decision.

On July 20, 2015, the Tax Court heard argument on issues relating to calculation of damages and the amounts of the OTCs’ refunds for amounts paid into the contested litigation fund to satisfy the judgment relating to the 2002-2011 assessments. The Tax Court held that Hawaii must refund all undisputed amounts to the OTCs. For the Orbitz entities, the amount of the refund that is not disputed is $21.1 million (of the $26 million that Orbitz originally paid). Under the Tax Court’s order, Hawaii must refund that amount within 30 days of the entry of judgment, which we expect will occur shortly. The Court did not issue a final determination on the legal and factual issues that will determine whether and to what extent Orbitz will be refunded additional amounts. Orbitz believes that it is entitled to an additional refund of approximately $1.3 million; Hawaii disputes that it owes this amount. At the time Orbitz made the $26 million payment to Hawaii’s contested litigation fund, it recorded an asset of $22 million. In light of the Tax Court’s recent rulings, Orbitz has not made any adjustments to these amounts.

The Hawaii Department of Taxation has issued three sets of assessments that have not yet been finally resolved. These are assessments on merchant hotel reservations for 2012 in the amount of $16.9 million; on merchant hotel and car rental reservations for 2013 in the amount of $14.6 million; and for merchant car rental reservations for the 2002-2012 time period in the amounts of $3.4 million against each of the Orbitz entities. (Based on Hawaii’s past merchant model hotel assessments, Orbitz believes that Hawaii’s rental car assessments represent an aggregate of $3.4 million total against the Orbitz entities for the time period). We anticipate that the Hawaii Supreme Court’s March 17, 2015 ruling will substantially reduce Orbitz’s potential liability for these assessments.

On July 23, 2015, the District of Columbia Court of Appeals issued a decision in which it held that the OTCs are subject to the District of Columbia’s sales tax. The Court determined that the OTCs are liable for sales tax going to back to the time that they began facilitating merchant model hotel reservations at hotels located in Washington D.C. The Court of Appeals also held that the OTCs are not liable for sales tax on the tax recovery charge. Although Orbitz is evaluating the possibility of seeking rehearing in this case, it believes that loss is probable as a result of this decision, and has expensed the entire amount of the $3.8 million judgment that it paid in March 2014. This judgment represents the sales tax and interest attributable to Orbitz.com’s hotel reservations through December 31, 2011. Previously, Orbitz had not expensed approximately $3.7 million of the judgment, on the expectation that it would prevail for the portion attributable to any period before July 2011, when the District of Columbia amended its sales tax law. After all appeals have been exhausted, Orbitz anticipates that it will need to make a catch up payment to bring itself current through the current date. That amount has not yet been determined, but Orbitz has accrued $0.9 million, which represents its estimate of its liability for this time period.

In July 2011, related to the City of San Antonio hotel occupancy tax case, the United States District Court for the Western District of Texas issued its findings of fact and conclusions of law in which it held the defendant OTCs, including Orbitz, liable for hotel occupancy taxes on markup, fees and breakage revenue, and also imposed penalties and interest. On April 4, 2013, the court entered judgment against Orbitz in the amount of approximately $4.3 million and post-judgment motions are still pending. The OTCs, including Orbitz, intend to appeal once the pending motions are ruled upon by the court. Because we do not believe a loss is probable given the numerous issues that exist on appeal, we have not accrued any liability related to this case.

On July 29, 2015, Orbitz settled a lawsuit that Trilegiant filed against it in the Supreme Court of New York. The lawsuit alleged that Orbitz was obligated to make a series of termination payments arising out of a promotion agreement that Orbitz terminated in 2007. Orbitz agreed to settle the matter for $13.6 million, which was consistent with the accrual we previously established for this matter.

We cannot estimate our aggregate range of loss in the cases for which we have not recorded an accrual, except to the extent taxing authorities have issued assessments against us. Although we believe it is unlikely that an adverse outcome will result from these proceedings, an adverse outcome could be material to us with respect to earnings or cash flows in any given reporting period.

Financing Arrangements

We are required to issue letters of credit and similar instruments to support certain suppliers, commercial agreements, leases and non-U.S. regulatory and governmental agencies primarily to satisfy consumer protection requirements. We believe we have access to sufficient letter of credit availability to meet our short- and long-term requirements through a combination of the restricted cash balance currently used to cash collateralize letters of credit or similar instruments, cash from our balance sheet which can be used to support letters of credit and similar instruments and our $80.0 million revolving credit facility through which we are allowed to issue up to $55.0 million in letters of credit.

The following table shows the amount of letters of credit and similar instruments outstanding by facility, as well as the amounts of our restricted cash balances:

	June 30, 2015		December 31, 2014
	Letters of Credit and Other Credit Support	Restricted Cash	Letters of Credit and Other Credit Support	Restricted Cash
	(in thousands)
Multi-currency letter of credit facility	$—	$—	$2,892	$3,176
Uncommitted letter of credit facilities and surety bonds	96,053	92,544	98,406	94,634
Total	$96,053	$92,544	$101,298	$97,810

Total letter of credit fees were less than $0.1 million for both the three months ended June 30, 2015 and 2014, and $0.1 million and $0.2 million for the six months ended June 30, 2015 and 2014, respectively.

Continuity Incentives

In conjunction with the Merger, the Company has offered key employees a continuity incentive for continuing employment through the closing date and beyond. The incentives will be paid 50% on the closing date of the Merger and 50%
will be paid 180 days after the closing date of the transaction (or upon involuntary termination, if applicable). The incentives will not be paid if the transaction is not consummated and therefore the Company has not recorded any liability related to the incentives.

Commitments and Contingencies

The following table summarizes the timing of our commitments as of December 31, 2014:

	2015	2016	2017	2018	2019	Thereafter	Total
	(in thousands)
Operating leases (a)	$5,787	$5,071	$4,958	$4,804	$4,033	$9,395	$34,048
GDS contracts (b)	15,000	16,120	12,370	16,120	1,120	—	60,730
Other service and licensing contracts	7,141	5,134	—	—	—	—	12,275
Total	$27,928	$26,325	$17,328	$20,924	$5,153	$9,395	$107,053

(a)
These operating leases are primarily for facilities and equipment and represent non-cancellable leases. Certain leases contain periodic rent escalation adjustments and renewal options. Our operating leases expire at various dates, with the latest maturing in 2023. For the year ended December 31, 2014, we recorded rent expense in the amount of $7.3 million. As a result of a subleasing arrangement that we have entered into, we are expecting approximately $1.0 million in sublease income through 2017.

(b)
In February 2014, the Company announced that it has entered into an agreement with Travelport for the provision of GDS services (“New Travelport GDS Service Agreement”). Beginning January 1, 2015, the Company will no longer be subject to exclusivity obligations. Under the New Travelport GDS Service Agreement beginning in 2015, we are obligated to provide certain levels of volume over the contract period and may be subject to pay shortfall payments in certain cases if we fail to meet volume commitments. The agreement terminates on December 31, 2018.

In February 2014, the Company entered into an agreement with Amadeus IT Group, S.A. to provide GDS services. This contract requires the Company to meet certain minimum annual booking requirements beginning in 2016 through the end of the contract at December 31, 2019.

In addition to the commitments shown above, we are required to make principal payments on the Term Loan (see Note 7 - Term Loan and Revolving Credit Facility). We also expect to make approximately $96.2 million of payments in connection with the tax sharing agreement with the Founding Airlines (see Note 8 - Tax Sharing Liability). Also excluded from the above table are $3.3 million of liabilities for uncertain tax positions for which the period of settlement is not currently determinable.

Company Litigation

We are involved in various claims, legal proceedings and governmental inquiries related to contract disputes, business practices, intellectual property and other commercial, employment and tax matters. We believe that we have meritorious defenses, and we are vigorously defending against these claims, proceedings and inquiries. As of December 31, 2014, we had accruals of $4.3 million related to various legal proceedings. Litigation is inherently unpredictable and, although we believe we have valid defenses in these matters, unfavorable resolutions could occur. Below, we have provided relevant information on these matters.

We are party to various cases brought by municipalities and other state and local governmental entities in the U.S. concerning hotel occupancy or related taxes and our merchant model for hotel and car rental reservations. Most of the cases were brought simultaneously against other OTCs, including Expedia, Travelocity and Priceline. Certain of these cases are class actions, some of which have been confirmed on a state-wide basis and some which are purported. The cases allege, among other things, that we violated the jurisdictions’ hotel occupancy tax ordinances, as well as related sales and use taxes. While not identical in their allegations, the cases generally assert similar claims, including violations of local or state occupancy tax ordinances, failure to pay sales or use tax, and in some cases, violations of consumer protection ordinances, conversion, unjust enrichment, imposition of a constructive trust, demand for a legal or equitable accounting, injunctive relief, declaratory judgment, and civil conspiracy. The plaintiffs seek relief in a variety of forms, including: declaratory judgment, full accounting of monies owed, imposition of a constructive trust, compensatory and punitive damages, disgorgement, restitution, interest, penalties and costs, attorneys’ fees, and where a class action has been claimed, an order certifying the action as a class action. An adverse ruling in one or more of these cases could require us to pay tax retroactively and prospectively and possibly pay interest, penalties and fines. The proliferation of additional cases could result in substantial additional defense costs.

We have also been contacted by several municipalities or other taxing bodies concerning our possible obligations with respect to state or local hotel occupancy or related taxes. We received tax assessments which range from $0.02 million to approximately $58.8 million, and collectively exceed approximately $116.0 million. The following taxing bodies have issued notices to the Company: 43 cities in California; the following cities in Colorado: Broomfield, Colorado Springs, Durango, Frisco, Glendale, Glenwood Springs, Golden, Grand Junction, Greeley, Greenwood Village, Lafayette, Lakewood, Littleton, Loveland, Silverthorne and Steamboat Springs; Arlington, Texas; Brunswick and Stanly, North Carolina; the following counties in Utah: Davis, Summit, Salt Lake and Weber; the Arizona Department of Revenue; the New Mexico Department of Revenue; the Ohio Department of Taxation; Paradise Valley, Arizona; St. Louis, Missouri; various Alabama Municipalities; the Louisiana Department of Revenue; the Maine Department of Revenue; and the Vermont Department of Taxation. These taxing authorities have not issued assessments, but have requested information to conduct an audit and/or have requested that the Company register to pay local hotel occupancy taxes.

The following taxing authorities have issued assessments which are not final and are subject to further review by such taxing authorities: the Colorado Department of Revenue; the City of Aurora, Colorado; the Maryland Comptroller; the Texas Comptroller; the City of Portland, Oregon, and Multnomah County, Oregon; and Lake County, Indiana. These assessments range from $0.02 million to approximately $5.8 million, and total approximately $9.67 million.

In addition, the Hawaii Department of Taxation has issued final assessments for merchant model hotel reservations in the amount of $16.9 million for the taxable year 2012, and for merchant model hotel reservations and rental car transactions in the amount of $14.6 million for the taxable year 2013. Additionally, on December 9, 2013, the Hawaii Department of Taxation issued final assessments for rental car transactions in the amount of $3.4 million against each of three Orbitz entities for the period of January 1, 2002, through December 31, 2012. Based on Hawaii’s past merchant model hotel assessments, Orbitz believes that Hawaii’s rental car assessments represent an aggregate of $3.4 million total against the Orbitz entities for the time period. None of the final assessments issued for the taxable years 2012 and 2013 were based on historical transaction data, and each are still subject to review by the Hawaii Tax Appeal Court. These 2012 and 2013 assessments are in addition to the $58.8 million final assessment for merchant model hotel reservations previously issued by the Hawaii Department of Taxation for 2011 and prior years, more than $30.0 million of which was rejected by the Hawaii Tax Appeal Court.

Assessments or declaratory rulings that are administratively final and subject to judicial review have been issued by the cities of San Francisco, Los Angeles, and San Diego, California; the city of Denver, Colorado; the counties of Miami-Dade, Broward and Osceola, Florida; and the Indiana Department of Revenue. These assessments and declaratory rulings range from $0.2 million to approximately $3.2 million, and total approximately $10.8 million. Trial courts rejected the assessments in San Francisco, Los Angeles and San Diego, California and Broward County, Florida. The Colorado Court of Appeals reversed the assessments against the OTCs in the City of Denver case. Collectively, the amounts of the assessments and declaratory rulings not rejected or reversed (the counties of Osceola and Miami-Dade and the Indiana Department of Revenue) amount to approximately $2.0 million.

The OTCs, including Orbitz, have prevailed in the large majority of hotel tax cases that have been decided to date, having obtained favorable judgments in more than two dozen cases. However, there have been certain adverse lower court decisions against Orbitz and the other OTCs that, if affirmed, could result in significant liability to the Company.

First, in July 2011, related to the City of San Antonio hotel occupancy tax case, the United States District Court for the Western District of Texas issued its findings of fact and conclusions of law in which it held the defendant OTCs, including Orbitz, liable for hotel occupancy taxes on markup, fees and breakage revenue, and also imposed penalties and interest. On April 4, 2013, the court entered judgment against Orbitz in the amount of approximately $4.3 million and post-judgment motions are still pending. The OTCs, including Orbitz, intend to appeal once the pending motions are ruled upon by the court. Because we do not believe a loss is probable given the numerous issues that exist on appeal, we have not accrued any liability related to this case.

Second, in September 2012, the Superior Court of the District of Columbia granted the District’s motion for partial summary judgment and denied the OTCs’ motion for summary judgment, finding the companies liable for sales tax on hotel reservations dating back to the inception of the merchant model. Although the court acknowledged that the District had amended its law in 2011, and that the sales tax law was ambiguous prior to that time, the court nonetheless found the OTCs liable for merchant model hotel reservations before that date. Because we believe that the court’s finding of liability was the result of a misapplication of the law, we do not believe a loss is probable relating to the pre-amendment case and have appealed. Accordingly, we have not accrued any liability relating to the District of Columbia case for the period prior to July 2011. On March 25, 2014, Orbitz paid a judgment of $3.8 million, which represents the sales tax attributable to Orbitz.com’s hotel reservations through December 31, 2011. This amount is subject to a refund if Orbitz prevails in its appeal. The District of Columbia Court of Appeals heard oral argument on September 30, 2014. Although the Company expects to prevail on the issue of whether it is liable for sales tax before July 2011, it is possible that we will not prevail, and if that occurs, the amount of the judgment that we have not expensed is approximately $3.7 million. Additionally, the District of Columbia has cross-appealed the Superior Court’s denial of the District’s argument that amounts charged to consumers as a tax recovery charge should have been included in the Superior Court’s damage calculation. Although we do not believe that Orbitz is likely to be liable for tax on the tax recovery charge, it is possible that the Court of Appeals could determine that it is, and if that occurs, Orbitz’s additional liability could exceed $0.95 million.

Third, in January 2013, the Tax Court of Appeals in Hawaii ruled that the OTCs are subject to Hawaii’s general excise tax. The court also determined that the “splitting provision” contained in the Hawaii general excise tax statute, which limits application of the tax to only the amounts that travel agents receive for their services, does not apply to the transactions at issue. On March 19, 2013, the court issued an order in which it also imposed “failure to file” and “failure to pay” penalties on the OTCs. On August 15, 2013, the Hawaii Tax Appeal court ruled that the OTCs were required to pay interest on penalties, and entered final judgment disposing of all issues and claims of all parties. On September 11, 2013, the OTCs filed their notice of appeal. Under Hawaii law, in order to appeal, Orbitz was required to pay the total amount of the final judgment to Hawaii prior to appealing the court’s order. Accordingly, Orbitz made payments to Hawaii of $16.9 million in April 2013, and approximately $9.2 million to Hawaii in September 2013. These amounts reflected a determination of Orbitz’s liability for general excise tax (both on the amounts that it receives for its services and the amounts that the hotels receive for the rental of their rooms), interest, penalties and interest on penalties through the tax year 2011. Although Orbitz disagrees with the court’s rulings on general excise tax and has appealed them, we have recorded an expense of $4.2 million in light of the decision. The $4.2 million represents the amount Orbitz estimates it would owe if the court had correctly applied the general excise tax splitting provision on merchant reservations through December 31, 2012 and a 25% failure to file penalty imposed on that figure. Orbitz has not reserved for the remainder of the ruling because it believes that the general excise tax splitting provision plainly applies to the transactions in question, and that the award of “failure to pay” penalties is entirely unsupported by the record in the case, and that interest on penalties should not have been awarded. Although we believe that it is not probable that Orbitz ultimately will be liable for more than $4.2 million as a result of the court’s order, it is possible that Orbitz will not prevail, and if it does not, the amount of any final award of general excise tax, penalties and interest against Orbitz could exceed $26.0 million. It is also possible that the State of Hawaii could prevail in its cross-appeal on the issue of whether the transient accommodations tax applies to the OTCs’ merchant model hotel transactions. The OTCs’ appeal on the Tax Court of Appeals’ ruling on General Excise Tax, and Hawaii’s cross-appeal on the Tax Court of Appeals’ determination that the OTCs are not subject to Hawaii’s transient accommodations tax, are currently pending before the Hawaii Supreme Court. The Hawaii Supreme Court heard oral argument on both appeals on October 2, 2014.

In an unrelated matter, Trilegiant Corporation filed an action for breach of contract and declaratory judgment in the Supreme Court of New York against us, alleging that we are obligated to make a series of termination payments arising out of a promotion agreement that we terminated in 2007. In 2007, we accrued the present value of the termination payments and in 2010 we ceased making termination payments due to a dispute with Trilegiant. On October 2, 2013, the Court denied Orbitz’s motion for summary judgment on one of its affirmative defenses, and on December 24, 2013, the court rejected most of our remaining defenses. On August 22, 2014, the court denied Orbitz’s remaining affirmative defenses. As of December 31, 2014, we had an accrual totaling $13.5 million, which includes $1.8 million for potential interest. The parties have a dispute as to the rate of prejudgment interest. Trilegiant has asserted an applicable rate of 9%, and as of October 2014, was seeking approximately $3.1 million in interest. Although we believe we will prevail on this issue, it is possible that the Court will determine that the higher rate of interest applies, and if it does, we estimate that we would owe approximately $3.6 million in interest.

We cannot estimate our aggregate range of loss in the cases for which we have not recorded an accrual, except to the extent taxing authorities have issued assessments against us. Although we believe it is unlikely that an adverse outcome will result from these proceedings, an adverse outcome could be material to us with respect to our financial position, earnings or cash flows in any given reporting period.

Surety Bonds and Bank Guarantees

In the ordinary course of business, we obtain surety bonds and bank guarantees, to secure performance of certain of our obligations to third parties. At December 31, 2014, there was $7.5 million of surety bonds outstanding, of which $5.3 million was secured by cash collateral or letters of credit. At December 31, 2014, there were $25.3 million of bank guarantees outstanding. All bank guarantees were secured by restricted cash at December 31, 2014.

Financing Arrangements

We are required to issue letters of credit to support certain suppliers, commercial agreements, leases and non-U.S. regulatory and governmental agencies primarily to satisfy consumer protection requirements. We believe we have access to sufficient letter of credit availability to meet our short-term and long-term requirements through a combination of the restricted cash balance currently used to collateralize letters of credit or similar instruments, cash from our balance sheet which can be used to support letters of credit and similar instruments and our $80.0 million Revolver through which we are allowed to issue up to $55.0 million in letters of credit.

The following table shows the amount of letters of credit and similar instruments outstanding by facility, as well as the amounts of our restricted cash balances:

	December 31, 2014
	Letters of Credit and Other Credit Support	Restricted Cash
	(in thousands)
Multi-currency letter of credit facility	$2,892	$3,176
Uncommitted letter of credit facilities and surety bonds	98,406	94,634
Total	$101,298	$97,810

Total letter of credit fees were $0.3 million, for the year ended December 31, 2014.